UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  August 7, 2025

Commission File Number:  001-32420

Charlie's Holdings, Inc.
(Exact name of registrant as specified in its charter.)

Nevada	84-1575085
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

1007 Brioso Drive,Costa Mesa,California92627
(Address of principal executive offices)

949-203-3500
(Registrant's Telephone number)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2)

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act: None

Item 1.01 Entry into a Material Definitive Agreement.

See Item 2.01 below, which is incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On August 8, 2025, Charlie's Holdings, Inc. (the "Company") entered into and closed on an Amendment to the Asset Purchase Agreement (the “Amendment”) with R. J. Reynolds Vapor Company (the “Buyer”) pursuant to which the Buyer purchased one additional PACHA synthetic product and related asset (the “Additional Assets”) that are covered by a premarket tobacco application (“PMTA”) first submitted by the Company in 2022, bringing the total purchased by the Buyer to sixteen. The purchase price for the Additional Assets was $1.0 million paid at closing.

The foregoing description of the Amendment does not purport to be complete, and is qualified in its entirety by reference to the full text of the form of Amendment, which is attached to this Current Report on Form 8-K as Exhibit 10.1 and incorporated by reference herein.

Item 5.07.         Submission of Matters to a Vote of Security Holders.

At the 2025 Annual Meeting of Stockholders of the Company held on August 7, 2025 (the “Annual Meeting”), the matters voted upon and the number of votes cast for or against, as well as the number of abstentions and broker non-votes as to such matters, were as stated below.

Proposal 1 – Election of Directors

The Company’s stockholders elected the following nominees for director to serve a one-year term ending at the 2026 Annual Meeting of Stockholders and until such director’s successor is duly elected or appointed and qualified or, if earlier, such director’s earlier death, resignation or removal:

Nominee	For	Withhold	Broker Non-Votes
Ryan Stump	158,815,552	87,703	19,510,657
Scot Cohen	149,306,624	9,596,631	19,510,657
Jeffrey Fox	149,286,959	9,616,296	19,510,657
Dr. Edward Carmines	158,794,723	108,532	19,510,657
Michael King	158,796,040	107,215	19,510,657

Proposal 2 – To Ratify the appointment of Urish Popeck & Co., LLC

The Company’s stockholders ratified the appointment of Urish Popeck & Co., LLC as our independent registered certified public accounting firm for fiscal year 2025 by the following vote:

For	Against	Abstentions	Broker Non-Votes
178,154,013	50,530	209,369	0

Item 9.01(d)         Financial Statements and Exhibits.

Exhibit 10.1	Form of Amendment to Asset Purchase Agreement with R. J. Reynolds Vapor Company
Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Charlie's Holdings, Inc.

Date: August 11, 2025	By:	/s/ Ryan Stump
Ryan Stump
Chief Operating Officer